Forward-Looking Statements July 2017

TrueBlue at a Glance July 2017 3 124,000 Clients served annually with strong diversity1 815,000 People connected to work during 2016 One of the largest U.S. industrial staffing providers #1 Largest global RPO provider2 2012-2016 Average Return on Equity4 2012-2016 Adjusted EBITDA CAGR3 $2.8B 2016 Revenue 20% Growth 16% Return PeopleScout recognized as a Leader and Star Performer by Everest, Leader by NelsonHall and consistently ranked as a Top Provider by HRO Today TrueBlue has been named to Forbes’ list of America’s Most Trustworthy Companies Founding member of the U.S. Chamber of Commerce Veterans Employment Advisory Council Staff Management | SMX charter member of the U.S. Immigration and Customs Enforcement IMAGE Program 1 No single customer accounts for more than 2% of total revenue on a TTM 1/1/17 basis, pro forma for reductions in use of contingent labor by Amazon announced in 2016. 2 Source: Everest Group overall service provider share distribution by annual number of hires (2016). 3 See the appendix to this presentation and “Financial Information” in the Investors section of our website at www.trueblue.com for a definition and full reconciliation of non-GAAP financial measures to GAAP financial results. 4 Calculated as Adjusted Net Income divided by average shareholder’s equity over the prior four quarters.

Investment Highlights

Specialized Service Offerings to Meet Client Needs July 2017 7% of Revenue / 20% of Adj. EBITDA2 34% of Revenue / 16% of Adj. EBITDA2 59% of Revenue / 64% of Adj. EBITDA2 1 Also includes management of service provider business, which provides customers with improved quality and spend management of their contingent labor vendors. 2 Revenue and Adjusted EBITDA mix calculations based on FY-2016; Adjusted EBITDA mix calculations exclude Corporate unallocated expenses.

Solving Workforce Challenges Globally July 2017 complex global diverse age 65 will be almost double worker shortage growth robust workforce solutions

Construction Manufacturing Transport & Wholesale Retail In d u s tr y D y n a m ic s             Housing Starts Have Not Kept Pace U.S. Manufacturing Renaissance Wholesale Trade At New High E-commerce Growing % of Retail Sales Source: U.S. Census Bureau Source: U.S. Board of Governors of the Federal Reserve System (FRB) Source: Bureau of Labor Statistics Source: U.S. Census Bureau 60 65 70 75 80 85 90 95 100 105 110 19 90 19 93 19 96 19 99 20 02 20 05 20 08 20 11 20 14 20 17 Industrial Production Index 3.0 3.5 4.0 4.5 5.0 5.5 19 90 19 93 19 96 19 99 20 02 20 05 20 08 20 11 20 14 20 17 Transportation and Warehousing Employment Millions Strong Position in Attractive Vertical Markets July 2017 - 500 1,000 1,500 2,000 2,500 150 170 190 210 230 250 270 290 310 330 350 19 70 19 75 19 80 19 85 19 90 19 95 20 00 20 05 20 10 20 15 US Population Housing Permits Millions Thousands 4% 5% 6% 7% 8% 9% 10% 11% 12% 13% 19 93 19 96 19 99 20 02 20 05 20 08 20 11 20 14 20 17 E-commerce % of Retail Sales

7% Growing Market Capitalizing on Secular Forces in Industrial Staffing July 2017       o o  o o      Positive Demographic Trends Temp Penetration Growth Compelling Technology Rise of E-commerce On-Shoring Comeback 1 Source: Staffing Industry Analysts. 2 Source: TrueBlue estimate based on 7% CAGR from 2016 to 2020. 3 Source: Bureau of Labor Statistics.

Strength of TrueBlue’s PeopleScout Business July 2017 4% 7% 5% 20% FY-15 FY-16 PeopleScout % of Total Company Results Revenue Adjusted EBITDA 18% 9% FY-16FY-15 Adjusted EBITDA Margin3 PeopleScout TBI Total           (~15% of 2016 revenue came from placements beyond North America) 1 PeopleScout offers recruitment process outsourcing (RPO) as well as management of services providers. 2 Source: Nelson Hall. 3 We have two primary measures of segment performance: revenue from services and segment earnings before interest, taxes, depreciation and amortization (“Segment EBITDA”). There is no difference between Segment EBITDA and Adjusted EBITDA for PeopleScout for FY 2015; see reconciliation for FY 2016 in the appendix. 3

Disciplined Cash Management and Strong Balance Sheet July 2017 1 Calculated as net cash provided by operating activities, minus purchases for property and equipment. See the appendix to this presentation and “Financial Information” in the Investors section of our website at www.trueblue.com for a definition and full reconciliation of non-GAAP financial measures to GAAP financial results 2 Calculated as Adjusted Net Income divided by average shareholders’ equity at the end of the prior four quarters.    $34 $73 $31 $54 $233 2012 2013 2014 2015 2016 No Debt 0.4x 1.7x 1.7x 0.9x 2012 2013 2014 2015 2016 13% 14% 17% 17% 17% 2012 2013 2014 2015 2016 millions

Strategic Priorities July 2017

PeopleReady Transition July 2017 Legacy branch based business transitioned to one brand/one system. Expanding Scope of Services • Within our legacy structure, only 12 of our top 40 markets had access to all 3 service lines. • PeopleReady will bring more specialized services to more markets while leveraging central resources to streamline operations. Increasing Operational Agility • >50% of PeopleReady’s revenue is generated from customers who already work with multiple brands; single point of contact makes it easier. • One set of operating procedures and systems provide a better customer experience empowering staff to move quickly and capture market share. Larger Talent Pool • Associates and customers benefit from scale when information is visible across all systems. • Common information systems and compelling new technology platforms (i.e. mobile app) increases our ability to attract a more diverse population of workers. Str a tegic R a ti o nal e Priorit ie s

JobStack Mobile App – A Competitive Differentiator July 2017 CUSTOMER ASSOCIATE Mobile Technology Feature… Driving Value for TrueBlue… 24/7 order creation / viewing Round-the-clock revenue generation Real-time order fill rates Improved customer and experience ratings Lift quality Worksite ratings Enhanced communication and safety Control work week / set availability Tap into larger and more diverse talent pool

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted Net Income July 2017 53 Weeks Ended 52 Weeks Ended 52 Weeks Ended 52 Weeks Ended 52 Weeks Ended Jan 1, 2017 Dec 25, 2015 Dec 26, 2014 Dec 27, 2013 Dec 28, 2012 Net income (loss) $ (15,251) $ 71,247 $ 65,675 $ 44,924 $ 33,629 Acquisition/integration and other costs (1) 12,223 5,135 5,220 7,375 — Amortization of intangible assets of acquired businesses (2) 27,069 19,903 12,046 4,939 3,095 Goodwill and intangible impairment charge (3) 103,544 — — — — Tax effective of adjustments to net income (loss) (4) (39,994) (7,011) (4,834) (3,448) (867) Adjust income taxes to normalized effective rate (5) 606 (1,805) (6,747) (1,049) 5,687 Adjusted net income (6) $ 88,197 $ 87,469 $ 71,360 $ 52,741 $ 41,544 Adjusted net income, per diluted share (6) $ 2.10 $ 2.10 $ 1.73 $ 1.30 $ 1.04 Diluted weighted average shares outstanding 41,968 41,622 41,176 40,502 39,862 1. Acquisition/integration and other costs relate to the acquisition of the recruitment process outsourcing business of Aon Hewitt, which was completed on January 4, 2016, the acquisition of SIMOS, which was completed on December 1, 2015, the acquisition of Seaton, which was completed on June 30, 2014, the acquisition of MDT, which was completed on February 4, 2013, the acquisition of The Work Connection, which was completed October 1, 2013 and the acquisition of certain assets of Crowley Transportation Services, which was completed June 2013. In addition, other charges for the fiscal year ended January 1, 2017, consist of costs of $2.6 million associated with our exit from the Amazon delivery business, $1.3 million adjustment to increase the earn-out associated with the acquisition of SIMOS, and branch signage write branch signage write-offs of $1.6 million due to our re-branding to PeopleReady. 2. Amortization of intangible assets of acquired businesses as well as accretion expense related to the SIMOS acquisition earn-out. 3. The Goodwill and intangible asset impairment charge for the fiscal year ended January 1, 2017, included $99.3 million of impairment charges relating to our Staff Management | SMX, hrX, and PlaneTechs reporting units, and write-off of the CLP and Spartan reporting unit trade names/trademarks of $4.3 million due to the re-branding to PeopleReady. 4. Total tax effect of each of the adjustments to U.S. GAAP Net income (loss) per diluted share using the ongoing rate of 28%. 5. Adjusts the effective income tax rate to the expected ongoing rate of 28%. 6. Adjusted net income and Adjusted net income per diluted share are non-GAAP financial measures, which exclude from Net income (loss) and Net income (loss) on a per diluted share basis, costs related to acquisition/integration and other costs, goodwill and intangible asset impairment charge, amortization of intangibles of acquired businesses as well as accretion expense related to acquisition earn-out, tax effect of each adjustment to U.S. GAAP Net income (loss), and adjusts income taxes to the expected ongoing effective tax rate. Adjusted net income and Adjusted net income per diluted share are key measures used by management to assess performance and, in our opinion, enhance comparability and provide investors with useful insight into the underlying trends of the business. Adjusted net income and Adjusted net income per diluted share should not be considered measures of financial performance in isolation or as an alternative to net income (loss) or net income (loss) per diluted share in the Consolidated Statements of Operations in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies. Adjusted net income and net income per diluted share previously excluded the third-party processing fees associated with generating Work Opportunity Tax Credits. (Unaudited, in thousands, except per share data)

Reconciliation of U.S. GAAP Net Income (Loss) to EBITDA and Adjusted EBITDA July 2017 1. EBITDA and Adjusted EBITDA are non-GAAP financial measures. EBITDA excludes from Net income (loss) interest, taxes, depreciation and amortization. Adjusted EBITDA further excludes from EBITDA costs related to acquisition/integration and other costs, goodwill and intangible asset impairment charge, and Work Opportunity Tax Credit third-party processing fees. EBITDA and Adjusted EBITDA are key measures used by management to assess performance and, in our opinion, enhance comparability and provide investors with useful insight into the underlying trends of the business. EBITDA and Adjusted EBITDA should not be considered measures of financial performance in isolation or as an alternative to Income from operations in the Consolidated Statements of Operations in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies. 2. Acquisition/integration and other costs relate to the acquisition of the recruitment process outsourcing business of Aon Hewitt, which was completed on January 4, 2016, the acquisition of SIMOS, which was completed on December 1, 2015, the acquisition of Seaton, which was completed on June 30, 2014, the acquisition of MDT, which was completed on February 4, 2013, the acquisition of The Work Connection, which was completed October 1, 2013 and the acquisition of certain assets of Crowley Transportation Services, which was completed June 2013. In addition, other charges for the fiscal year ended January 1, 2017, consist of costs of $2.6 million associated with our exit from the Amazon delivery business, $1.3 million adjustment to increase the earn-out associated with the acquisition of SIMOS, and branch signage write branch signage write-offs of $1.6 million due to our re-branding to PeopleReady. 3. The Goodwill and intangible asset impairment charge for the fiscal year ended January 1, 2017, included $99.3 million of impairment charges relating to our Staff Management | SMX, hrX, and PlaneTechs reporting units, and write-off of the CLP and Spartan reporting unit trade names/trademarks of $4.3 million due to the re-branding to PeopleReady. 4. These third-party processing fees are associated with generating the Work Opportunity Tax Credits, which are designed to encourage employers to hire workers from certain targeted groups with higher than average unemployment rates and reduce our income taxes. 53 Weeks Ended 52 Weeks Ended 52 Weeks Ended 52 Weeks Ended 52 Weeks Ended Jan. 1 2017 Dec. 25, 2015 Dec. 26, 2014 Dec 27, 2013 Dec 28, 2012 Net income (loss) $ (15,251) $ 71,247 $ 65,675 $ 44,924 $ 33,629 Income tax expense (benefit) (5,089) 25,200 16,169 16,013 20,976 Interest and other expense (income), net 3,345 1,395 (116) (1,354) (1,569) Depreciation and amortization 46,692 41,843 29,474 20,472 18,890 EBITDA (1) 29,697 139,685 111,202 80,055 71,926 Acquisition/integration and other costs (2) 12,223 5,135 5,220 7,375 — Goodwill and intangible asset impairment charge (3) 103,544 — — — — Work Opportunity Tax Credit processing fees (4) 1,858 2,352 3,020 1,276 — Adjusted EBITDA (1) $ 147,322 $ 147,172 $ 119,442 $ 88,706 $ 71,926 (Unaudited, in thousands)

Reconciliation of Segment EBITDA to Adjusted EBITDA July 2017 1. Segment earnings before interest, taxes, depreciation and amortization ("Segment EBITDA") is a primary measure of segment performance. Segment EBITDA includes net sales to third parties, related cost of sales, and selling, general and administrative expenses directly attributable to the reportable segment together with certain allocated corporate general and administrative expenses. Segment EBITDA excludes unallocated corporate general and administrative expenses. Adjusted EBITDA by segment is a non-GAAP financial measure and further excludes acquisition/integration and other costs, goodwill and intangible asset impairment charge, and Work Opportunity Tax Credit third-party processing fees. Adjusted EBITDA by segment is a key measure used by management to assess performance and, in our opinion, enhances comparability and provides investors with useful insight into the underlying trends of the business. Adjusted EBITDA by segment should not be considered a measure of financial performance in isolation or as an alternative to Income (loss) from operations in the Consolidated Statements of Operations in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies. 2. The goodwill and intangible asset impairment charges for the thirteen weeks ended June 24, 2016, relate to our Staff Management | SMX, hrX, and PlaneTechs reporting units. The impairment charge of $99 million is equivalent to $80 million after tax or $1.91 per diluted share. 3. These third-party processing fees are associated with generating the Work Opportunity Tax Credits, which are designed to encourage employers to hire workers from certain targeted groups with higher than average unemployment rates and reduce our income taxes. 4. Acquisition and integration costs relate to the acquisition of the recruitment process outsourcing business of Aon Hewitt, which was completed on January 4, 2016, and the acquisition of SIMOS, which was completed on December 1, 2015. In addition, other costs for the fiscal year ended January 1, 2017, consist of $2.6 million costs associated with our exit from the Amazon delivery business, $1.3 million adjustment to increase the earn-out associated with the acquisition of SIMOS, and branch signage write-offs of $1.6 million due to our re-branding to PeopleReady. (Unaudited, in thousands) 53 Weeks Ended Jan 1, 2017 PeopleReady PeopleManagement PeopleScout Segment EBITDA (1) $ 101,270 $ (60,452) $ 19,116 Goodwill and intangible asset impairment charge (2) 4,275 84,100 15,169 Work Opportunity Tax Credit processing fees (3) 1,858 — — Acquisition/integration and other costs (4) 1,660 3,909 — Adjusted EBITDA (1) $ 109,063 $ 27,557 $ 34,285 Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flows (Unaudited, in thousands) 53 Weeks Ended 52 Weeks Ended 52 Weeks Ended 52 Weeks Ended 52 Weeks Ended Jan 1, 2017 Dec 25, 2015 Dec 26, 2014 Dec 27, 2013 Dec 28, 2012 Net cash provided by operating activities $ 261,754 $ 72,072 $ 47,525 $ 86,068 $ 52,323 Capital expenditures (29,042) (18,394) (16,918) (13,003) (17,826) Free cash flows $ 232,712 $ 53,678 $ 30,607 $ 73,065 $ 34,497